Exhibit 10.10

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE DISCLOSURE OF SUCH INFORMATION WOULD CONSTITUTE A CLEARLY UNWARRANTED INVASION OF PERSONAL PRIVACY. REDACTED INFORMATION IS MARKED WITH A [*****].

508454146 03/22/2024

PATENT ASSIGNMENT COVER SHEET

Electronic Version v1.1
StylesheetVersion v1.2

Assignment ID: PATI114310

SUBMISSION TYPE:	NEW ASSIGNMENT
NATURE OF CONVEYANCE:	ASSIGNMENT

CONVEYING PARTY DATA

Name	Execution Date
CRISLA, Inc	03/22/2024

RECEIVING PARTY DATA

Company Name:	US Technologies Inc.
Street Address:	10 Times Square, 30th Floor
City:	New York
State/Country:	NEW YORK
Postal Code:	10018

PROPERTY NUMBERS Total: 1

Property Type	Number
Patent Number:	10319486

CORRESPONDENCE DATA

Fax Number: [*****]

Correspondence will be sent to the e-mail address first; if that is unsuccessful, it will be sentusing a fax number, if provided; if that is unsuccessful, it will be sent via US Mail.

Phone: [*****]
Email: [*****]
Correspondent Name: Mathew Temmerman
Address Line 1: [*****]
Address Line 2: Temmerman Law
Address Line 4: San Francisco, CALIFORNIA 94111

ATTORNEY DOCKET NUMBER:	402.01
NAME OF SUBMITTER:	Mathew Temmerman
SIGNATURE:	Mathew Temmerman
DATE SIGNED:	03/22/2024
	This document serves as an Oath/Declaration (37 CFR 1.63).

Total Attachments: 2
source=Assignment 2 Executed 402.01#page1.tit
source=Assignment 2 Executed 402.01#page2.tif

508454146

PATENT
REEL: 066869 FRAME: 0644

WORLDWIDE PATENT ASSIGNMENT

This Patent Assignment Agreement (this ‘‘Agreement’’) is by and between CRISLA, Inc, a California corporation having its place of business at [*****], San Marcos, California 92069 (‘‘Assignor’’) and LIS Technologies Inc., a corporation of Nevada, USA having its place of business at 10 Times Square, 30th Floor, New York, New York 10018 (‘‘Assignee’’).

WHEREAS, the Assignor wishes to assign the below listed patent asset which the Assignor legally owns to the Assignee and the Assignee wishes to accept the assignment of such patent applications in order to align the legal ownership of the registered patent assets with the beneficial ownership thereof;

NOW THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1. The Assignor does hereby sell, assign, and transfer to the Assignee, the following:

a. The right, title, and interest in all inventions and improven1ents (‘‘Subject Matter’’) that are disclosed i11 the following patent (“Patent Rights’’):

Country	Title	App No.	Filing Date	Status	Pat No.	Grant Date
US	PROCESS AND APPARATUS FOR CONDENSATION REPRESSING ISOTOPE SEPARATION BY LASER ACTIVATION	14/207333	Mar 12, 2014	Granted	10319486	Jun 11, 2019

and;

b. The entire right, title, and interest in and to:

(i) the Patent Rights, including any right of priority; (ii) any provisional, divisional, continuation, substitute, renewal, reissue, and other related applications thereto which have been filed or may be filed with respect to the Patent Rights anywhere in the world; (iii) any additional patents which may be granted on the applications set forth in (i) and (ii) above; (iv) the right to sue in its own name and to recover for past infringement of any or all of the Patent Rights together with all rights to recover damages for infringement of provisional rights related thereto, and (v) to the extent any of the Patent Rights may be registered in additional jurisdictions, such rights to so register.

2. The Assignee hereby accepts the assignment provided in paragraph 1 above.

3. The internal laws of the State of California (without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of laws of any other jurisdiction) govern all matters arising out of or relating to this Agreement and the transactions contemplated by this Agreement, including its validity, interpretation, construction, performance and enforcement and any disputes or controversies arising therefrom or related thereto.

[Signature page follows]

IN WITNESS WHEREOF, the Assignor and the Assignee cause this Agreement to be executed by their duly authorized representatives identified below.

ASSIGNOR: CRISLA, Inc

Signed:	/s/ Christo Liebenberg

Name:	CHRISTO LIEBENBERG

Title:	CEO, CRISLA, Inc

Date:	3/22/2024

ASSIGNEE: LIS Technologies, Inc.

Signed:	/s/Jiang Yu

Name:	JAY YU

Title:	President, LIS Technologies, lnc.

Date:	March 22, 2024